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                                                                   EXHIBIT 10.01

                                 VISTACARE, INC.

                             1998 STOCK OPTION PLAN

                    AS AMENDED AND RESTATED APRIL 12, 2004

1.    Purposes.

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to purchase stock of the Company.

      (b) By issuing Common Stock pursuant to Awards granted under the Plan, the Company seeks to retain the services of persons who are now Employees or Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    Definitions.

      As used herein, the following terms have the meanings set forth below:

      (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Section 424(e) and (f) respectively, or any successor provision, of the Code.

      (b) "AWARD" means any Option or Stock Purchase Right granted pursuant to the Plan.

      (c)   "BOARD" means the Board of Directors of the Company.

      (d) "CAUSE" shall have the meaning set forth in the applicable Option Agreement or Stock Purchase Agreement.

      (e)   "CODE" means the Internal Revenue Code of 1986, as amended.

      (f) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (g) "COMMON STOCK" means the Company's Class A Common Stock, $.01 par value per share.


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      (h)   "COMPANY" means VistaCare, Inc.

      (i) "CONSULTANT" means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any of its Affiliates; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any of its Affiliates to render such services.

      (j) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the management of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

      (k)   "DIRECTOR" means a member of the Board.

      (l) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

            (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

            (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

      (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.


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      (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      (q)   "OPTION" means a stock option granted pursuant to the Plan.

      (r) "OPTION AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (s) "PARTICIPANT" means an Employee, Director or Consultant who holds an outstanding Award.

      (t) "PLAN" means this VistaCare, Inc. 1998 Stock Option Plan, as amended and/or restated from time to time.

      (u) "POST-TERMINATION EXERCISE PERIOD" means the period of time commencing on the date the Participant's Continuous Status as an Employee, Director or Consultant ceases and ending on the Termination Date.

      (v) "PURCHASE PRICE" means (1) in the case of an Option, the exercise price per share of Common Stock subject to such Option and (2) in the case of a Stock Purchase Right, the per share purchase price for shares of Common Stock subject to such Stock Purchase Right.

      (w) "RESTRICTED SHARES" means shares of Common Stock acquired pursuant to the exercise of an Award that are subject to a Right of Repurchase.

      (x) "RIGHT OF REPURCHASE" means the right of the Company to repurchase Restricted Shares issued pursuant to an Award.

      (y) "STOCK PURCHASE AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Purchase Right granted under the Plan. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan.

      (z) "STOCK PURCHASE RIGHT" means the right of a Participant to purchase Common Stock pursuant to a Stock Purchase Agreement.

      (aa) "TERMINATION DATE" means the date three (3) months after the termination of the Participant's Continuous Status as an Employee, Director or Consultant or such later or earlier date specified in or determined in accordance with the Award prior to which an Award may be exercised.

3.    Administration.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).


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      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (1) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; in the case of Options, whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Award granted (which need not be identical), including, with respect to Options, the time or times such Options may be exercised in whole or in part; and the number of shares for which an Award be granted to each such person.

            (2) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (3)   To amend the Plan or an Award as provided in Section 13.

            (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to a committee (the "COMMITTEE") consisting of two or more Directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" within the meaning of Section 16b-3 promulgated under the Exchange Act. Such Committee, if so appointed, shall have the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to such Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The foregoing notwithstanding, the Board may abolish such Committee at any time and revest in the Board the administration of the Plan.

4.    Shares Subject to the Plan.

      (a) Subject to the provisions of Section 12 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate four million (4,000,000) shares. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Award shall revert to and again become available for issuance under the Plan. In addition, shares of Common Stock acquired by the Company pursuant to its exercise of a Right of Repurchase shall revert to and again become eligible for issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (c) The number of shares of Common Stock for which an Award may be granted in any single fiscal year of the Company to any participant in the Plan shall not exceed 600,000 shares (the "INDIVIDUAL LIMIT"). The Individual Limit shall be construed and applied


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consistently with Section 162(m) of the Code. For purposes of the foregoing limitation, if any Award is canceled, the canceled Award shall continue to be counted against the Individual Limit. If after grant the Purchase Price of an Award is modified, the transaction shall be treated as the cancellation of the Award and the grant of a new Award; in any such case, both the Award that is canceled and the Award deemed to be granted shall be counted against the Individual Limit.

5.    Eligibility to Receive Options.

      (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

      (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant. To the extent required by applicable law, the provisions of this subsection 5(b) shall also apply to the grant of a Nonstatutory Stock Option granted to a ten percent (10%) stockholder described in the preceding sentence.

6.    Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a)   Term.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

      (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant. The exercise price of each Nonstatutory Stock Option shall be as determined by the Board at the time such Option is granted. Notwithstanding the foregoing, the Board may grant an Incentive Stock Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

      (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board, at the time of the grant of the Option, (A) by delivery to the Company of other capital stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other capital stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) (but no deferred payment of the Common Stock's par value may be made unless permitted by applicable law), or (C) by delivery to the Company of irrevocable instructions to a broker to (i) either sell


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the shares subject to the Option being exercised or hold such shares as collateral for a margin loan and (ii) promptly deliver to the Company the amount of the sale or loan proceeds required to pay the exercise price or (D) in any other form of legal consideration that may be acceptable to the Board.

      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The Participant to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

      (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("VEST") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

      (f) Securities Law Compliance. The Company may require any Participant, or any person to whom an Option is transferred under subjection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Participant to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Participant or permitting the Participant to exercise such Option. The Company may, upon advice of counsel


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to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

      (g) Termination of Continuous Status as an Employee, Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Participant's death or disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Termination Date, or (ii) the expiration date of the Option as set forth in the Option Agreement (the "EXPIRATION DATE"). If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      A Participant's Option Agreement may also provide that if the exercise of the Option following the termination of the Participant's Continuous Status as an Employee, Director or Consultant (other than upon the Participant's death or disability) and prior to the Termination Date would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, the Termination Date shall be extended to such date that would allow the Option to be exercisable without violation of such restriction requirements for an aggregate period equal to the Post-Termination Expiration Period (but in no event after the Expiration Date).

      (h) Disability of Participant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates as a result of the Participant's total and permanent disability (as determined by the Board in its sole discretion), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Expiration Date, or (ii) the date that is the one-year anniversary of the termination of the Participant's Continuous Status as an Employee, Director or Consultant. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (i) Death of Participant. In the event of the death of a Participant during, or within a period specified in the Option Agreement after the termination of, the Participant's Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Participant's death pursuant to subsection 6(d), (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Expiration Date, or (ii) the date that is the one-year anniversary of the termination of the Participant's Continuous Status as an Employee, Director or Consultant. If, after the Participant's death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.


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7.    Stock Purchase Rights.

      Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or other benefits or awards made outside of the Plan. After the Board determines that it will offer a Stock Purchase Right under the Plan, the Company shall advise the prospective Participant in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock subject to the Stock Purchase Right, the Purchase Price and the terms and conditions of the Right of Repurchase applicable thereto and the time within which such prospective Participant must accept such offer. Each Stock Purchase Right, and the acceptance of the terms thereof by the Company and the Participant, shall be evidenced by a Stock Purchase Agreement. Each Stock Purchase Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

8.    Right of Repurchase and Restricted Shares.

      (a) Each Option Agreement may, and, unless the Board determines otherwise, each Stock Purchase Agreement shall, grant the Company a Right of Repurchase exercisable upon the termination of the Participant's Continuous Status as an Employee, Director or Consultant for any reason (including death or disability) or upon the failure to satisfy any performance objectives or other conditions specified in the applicable Option Agreement or Stock Purchase Agreement. The Right of Repurchase shall lapse upon such conditions or at such rate as the Board may determine and as shall be set forth in the applicable Option Agreement or Stock Purchase Agreement. Shares of Common Stock issued as Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Board and set forth in the applicable Option Agreement or Stock Purchase Agreement. Any attempt to dispose of Restricted Shares in contravention of the Right of Repurchase shall be null and void and without effect.

      (b) The per share purchase price for Restricted Shares repurchased pursuant to a Right of Repurchase shall be the Purchase Price paid by the Participant for such Restricted Shares, and may be paid by cancellation of any indebtedness of the Participant to the Company. Notwithstanding the foregoing, the applicable Option Agreement or Stock Purchase Agreement may provide that the per share purchase price for Restricted Shares repurchased pursuant to a Right of Repurchase shall be less than the Purchase Price for such shares if the Participant's Continuous Status as an Employee, Director or Consultant is terminated by the Company or an Affiliate for Cause.

      (c) Each certificate for Restricted Shares shall bear an appropriate legend referring to the Right of Repurchase, together with any other applicable legends, and, upon issuance, shall be deposited by the stockholder with the Company together with a stock power and such other instruments of transfer as may be reasonably requested by the Company, duly endorsed in blank, if appropriate; provided, however, that the failure of the Company or its transfer agent to place such a legend on a certificate for Restricted Shares shall have no effect on the Right of Repurchase applicable to such shares. If the Company does not exercise the Right of Repurchase within the time and in the manner specified in the applicable Option Agreement or Stock


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Purchase Agreement, such Right of Repurchase shall terminate and be of no further force and effect.

      (d) The Board may, in its sole discretion, waive the Company's Right of Repurchase applicable to any Restricted Shares. Such waiver shall result in the immediate vesting of the Participant's interest in the Restricted Shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the termination of the Participant's Continuous Status as an Employee, Director or Consultant or the attainment or non-attainment of the applicable conditions.

9.    Covenants of the Company.

      (a) Notwithstanding the second sentence of Section 14(a) hereof, so long as any Awards remain outstanding under the Plan, the Company shall keep available the number of shares of Common Stock required to satisfy such Awards.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction of the Plan such authority as may be required to issue and sell shares of Common Stock issued pursuant to Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock issued pursuant to Awards granted under the Plan, the Company shall be relieved from any liability for failure to issue and sell such Common Stock unless and until such authority is obtained.

10.   Use of Proceeds.

      Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.   Miscellaneous.

      (a) Acceleration of Vesting of Options. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest. In addition, the Board shall have the power to waive the Right of Repurchase under any Award, notwithstanding the provisions of the agreement evidencing such Award.

      (b) No Rights as a Stockholder. Neither a Participant who holds an outstanding Option, nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.


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      (c) No Retention Rights. Nothing in the Plan or any instrument executed or
Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any of its Affiliates (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without Cause, the right of the Board and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-Laws and applicable law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or any of its Affiliates.

      (d) Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (e) Withholding. To the extent provided by the terms of an Option Agreement or Stock Purchase Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of an Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Award; or (3) delivering to the Company owned and unencumbered shares of the capital stock of the Company.

      (f) Agreement Not to Compete. Any Option Agreement or Stock Purchase Agreement may, but need not, provide that at any time that the Participant serves as an Employee, Director or Consultant of the Company or any of its Affiliates and for a period of one year after the termination such service for any reason, the Participant may not directly or indirectly, individually or as a consultant to, or employee, officer, director, stockholder, partner or other owner or participant in any business entity, whether for profit or not-for-profit, other than the Company or an Affiliate, engage in or assist any other person to engage in any business in which the Company or its Affiliates are engaging or in which the Company or its Affiliates plan to engage at the time of such Participant's termination, including but not limited to the provision of hospice related services, anywhere in the United States of America. In the case of an Option subject to an Option Agreement that contains such an agreement not to compete, if the Participant violates such agreement not to compete, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. In the case of a Stock Purchase Right subject to a Stock Purchase Agreement that contains such an agreement not to compete, the violation by the Participant of such agreement not to compete shall (i) entitle the Company to immediately exercise the Right of Repurchase if the Stock subject to such Stock Purchase Agreement has been purchased prior to the time of such violation or (ii) result in the immediate cancellation of the Stock Purchase Right if the Stock subject to such Stock Purchase Agreement has not been purchased prior to the time of such violation.


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12.   Adjustments Upon Changes in the Common Stock.

      (a) If any change is made in the Common Stock subject to the Plan, or subject to any Award (through merger, consolidation, reorganization, reincorporation, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted, automatically and without further action by the Board or any other person, in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), the Individual Limit set forth in Section 4(c) and the outstanding Awards will be appropriately adjusted, automatically and without further action by the Board or any other person, in the Purchase Price and the class(es) and number of shares subject to such outstanding Awards. The determination of the Board as to the effect of any such adjustment shall be final, binding and conclusive.

      (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation or entity shall assume all outstanding Options and Stock Purchase Rights under the Plan or shall substitute for all outstanding Options and Stock Purchase Rights similar options or rights with respect to such corporation's or entity's equity securities (which substitution could take the form of options or rights to acquire the same consideration paid to the stockholders of the Company in the transaction described in this subsection 12(b)) for those outstanding under the Plan or (ii) such Awards or Stock Purchase Rights shall continue in full force and effect. In the event any surviving or acquiring corporation or entity refuses to assume such Options or Stock Purchase Rights or to substitute similar options or rights for those outstanding under the Plan, then, with respect to Options or Stock Purchase Rights held by persons then performing services as Employees, Directors or Consultants, the time during which such Options or Stock Purchase Rights may be exercised shall be accelerated prior to such event and the Options or Stock Purchase Rights terminated if not exercised after such acceleration and at or prior to such event.

13.   Amendment of the Plan and Awards.

      (a) The Board at any time, and from time to time, may amend the Plan; provided, however, that (i) any amendment of Section 13(e) shall require the approval of the Company's stockholders in accordance National Association of Securities Dealers Rule 4350(i)(1)(A), and (ii) any amendment which require stockholder approval in order for the Plan to satisfy Section 422 of the Code (including any increase in the number of shares reserved for issuance under the


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

Plan) shall be subject to stockholder approval within twelve (12) months before or after the adoption of such amendment.

      (b) The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan without the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan.

      (e) The Board at any time, and from time to time, may amend the terms of any one or more Awards, provided, however, that the rights and obligations under any Award shall not be impaired by any such amendment without the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan; and provided, further, however, that the Board may not amend any outstanding Option in a manner that would have the effect of decreasing the exercise price thereof other than pursuant to Section 12.

14.   Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on July 17, 2008. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Participant to whom the Award was granted or the person to whom such Award has been transferred in accordance with the Plan.

15.   Authorization of Plan Supplements.

      The Board may from time to time adopt one or more supplements to the Plan for the purpose of satisfying applicable blue sky, securities or tax laws of various jurisdictions. Any such supplement shall contain only such provisions as the Board, in its sole discretion, deems necessary or desirable to satisfy such laws of the applicable jurisdiction. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplements to Participants in any jurisdiction which is not the subject of such supplements. Capitalized terms used in any supplements without being defined therein shall have the meanings ascribed to them in the Plan.


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

16.   Effective Dates.

      The Plan initially became effective on July 17, 1998. The Plan was amended and restated effective as of November 11, 2002. A further amendment and restatement of the Plan was adopted by the Board on April 12, 2004, and such further amendment and restatement shall become effective upon its approval by the stockholders of the Company.


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

                                 VISTACARE, INC.

                      AMENDED AND RESTATED 1998 STOCK PLAN

                              CALIFORNIA SUPPLEMENT

      Pursuant to Section 15 of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code:

      Any Awards made under the Plan to a recipient who is a resident of the State of California on the date of grant (a "CALIFORNIA PARTICIPANT") shall be subject to the following additional limitations, terms and conditions:

1.    Additional Limitations on Options.

      (a) Minimum Vesting Rate. Except in the case of Options granted to California Participants who are officers, Directors, Consultants or advisors of the Company or any Affiliate of the Company (which options may become exercisable at whatever rate is determined by the Board, subject to any limitations set forth in the Plan), Options granted to California Participants shall become exercisable at a rate of no less than 20% per year over five years from the date of grant; provided, that such Options may be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Code of Regulations.

      (b) Minimum Exercise Price. The exercise price of Options granted to California Participants may not be less than 85% of the Fair Market Value of the Common Stock on the date of grant in the case of a Nonstatutory Option or less than 100% of such Fair Market Value on the date of grant in the case of an Incentive Stock Option; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price shall not be less than 110% of such Fair Market Value on the date of grant.

      (c) Maximum Duration of Options. No Options granted to California Participants will be granted for a term in excess of 10 years.

      (d) Minimum Exercise Period Following Termination. Unless a California Participant's employment by the Company or any Affiliate is terminated for Cause, in the event of termination of employment of such California Participant, he or she shall have the right to exercise an Option to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (i) at least six months from the date of termination, if termination was caused by such California Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such California Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code).


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

2.    Additional Limitations for Stock Purchase Rights.

      (a) Minimum Purchase Price. The Purchase Price for a Stock Purchase Right granted to a California Participant shall be not less than 85% of the Fair Market Value of the Common Stock at the time such California Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated; provided, however, that if such California Participant is a person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, the Purchase Price shall not be less than 100% of the Fair Market Value of the Common Stock at the time such California Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated.

      (b) Limitation on Rights of Repurchase. The Purchase Price of Stock Purchase Rights granted to California Participants may not be less than 85% of the Fair Market Value on the date of issuance; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date of issuance. If a Stock Purchase Right granted to a California Participant gives the Company a Right of Repurchase upon termination the Continuous Status as an Employee, Director or Consultant of such California Participant, the terms of such Right of Repurchase must comply with Section 260.140.42(h) of the California Code of Regulations.

3.    Additional Requirement to Provide Information to California
      Participants.

      The Company shall provide to each California Participant, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

4.    Effective Date.  This supplement became effective on ________ __, 2004.


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